

<ARTICLE> 5
<LEGEND>
This schedule contains summary financial informatino extracted from the balance sheet of CNL Income FUnd IV, Ltd. at March 31, 1998, and its statement of income for the three months then ended and is qualified in its entirety by reference to the Form 10Q of CNL Income Fund IV, Ltd. for the three months ended March 31,
1998.
</LEGEND>

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                          DEC-31-1998
<PERIOD-START>                             JAN-01-1998
<PERIOD-END>                               MAR-31-1998
<CASH>                                       1,966,361
<SECURITIES>                                         0
<RECEIVABLES>                                  353,097
<ALLOWANCES>                                   304,086
<INVENTORY>                                          0
<CURRENT-ASSETS>                                     0<F1>
<PP&E>                                      20,376,953
<DEPRECIATION>                               3,642,008
<TOTAL-ASSETS>                              22,996,043
<CURRENT-LIABILITIES>                                0<F1>
<BONDS>                                              0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                             0
<OTHER-SE>                                  20,895,611
<TOTAL-LIABILITY-AND-EQUITY>                22,996,043
<SALES>                                              0
<TOTAL-REVENUES>                               606,391
<CGS>                                                0
<TOTAL-COSTS>                                  192,420
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                                   0
<INCOME-PRETAX>                                577,060
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                            577,060
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                   577,060
<EPS-PRIMARY>                                        0
<EPS-DILUTED>                                        0

<F1>Due to the nature of its industry, CNL Income Fund IV, Ltd. has an unclassified balance sheet; therefore no values are shown above for current assets and current liabilities.


